                                                                EXHIBIT  10.41

                               PURCHASE AGREEMENT

                                     between

                  TRINET ESSENTIAL FACILITIES XII, INC., Seller

                                       and

                         NETWORK APPLIANCE, INC., Buyer

                                September 9, 1999

                              1260 Crossman Avenue
                              Sunnyvale, California

                                TABLE OF CONTENTS

                                                                                                       Page
                                                                                                       ----
ARTICLE 1           Purchase and Sale...................................................................1
               1.1  The Property........................................................................1
               1.2  Property Approval Period............................................................1
               1.3  Exchange by Seller..................................................................3
               1.4  Exchange by Buyer...................................................................3

ARTICLE 2           Purchase Price......................................................................3
               2.1  Amount and Payment..................................................................3
               2.2  Deposit.............................................................................4
               2.3  Liquidated Damages..................................................................4

ARTICLE 3           Completion of Sale..................................................................4
               3.1  Place and Date......................................................................4

ARTICLE 4           Title and Condition.................................................................5
               4.1  Title to the Property...............................................................5
               4.2  Acceptance of Title.................................................................5
               4.3  Condition of the Property...........................................................5

ARTICLE 5           Representations and Warranties......................................................5
               5.1  Seller..............................................................................5
               5.2  Buyer...............................................................................6

ARTICLE 6           Covenants...........................................................................7
               6.1  Seller..............................................................................7
               6.2  Buyer...............................................................................8
               6.3  Casualty Damage.....................................................................9
               6.4  Eminent Domain......................................................................9

ARTICLE 7           Conditions Precedent...............................................................10
               7.1  Seller.............................................................................10
               7.2  Buyer..............................................................................10

ARTICLE 8           Closing............................................................................11
               8.1  Procedure..........................................................................11
               8.2  Possession.........................................................................12
               8.3  Closing Costs......................................................................12
               8.4  Prorations.........................................................................12

ARTICLE 9           General............................................................................12
               9.1  Notices............................................................................12
               9.2  Attorneys' Fees....................................................................13


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


               9.3    Governing Law......................................................................14
               9.4    Construction.......................................................................14
               9.5    Terms Generally....................................................................14
               9.6    Further Assurances.................................................................14
               9.7    Partial Invalidity.................................................................14
               9.8    Waivers............................................................................14
               9.9    Confidentiality....................................................................15
               9.10   No Third-Party Beneficiaries.......................................................15
               9.11   Miscellaneous......................................................................15


Exhibit A       Legal Description
Exhibit B       Items Delivered by Seller
Exhibit C       Grant Deed
Exhibit D       Seller's Closing Certificate
Exhibit E       Buyer's Closing Certificate
Exhibit F       Assignment of Leases
Exhibit G       Certificate of Nonforeign Status
Exhibit H       General Release

                               PURCHASE AGREEMENT


        THIS AGREEMENT, made as of September 9, 1999, by and between TRINET ESSENTIAL FACILITIES XII, INC., a Maryland corporation ("Seller"), and NETWORK APPLIANCE, INC., a California corporation ("Buyer"),


                              W I T N E S S E T H:

        In consideration of the covenants in this Agreement, Seller and Buyer agree as follows:


                                    ARTICLE 1

                                Purchase and Sale

        1.1 The Property. Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, in accordance with this Agreement, the real property in the City of Sunnyvale, County of Santa Clara, State of California, commonly known as 1260 Crossman Avenue, Sunnyvale, California, described in Exhibit A attached hereto, together with the improvements on such real property, the easements and rights appurtenant to such real property, and Seller's interest in the Lease, dated May 5, 1978, between Lockheed Martin Corporation, a Maryland corporation ("Tenant"), as successor to Ford Aerospace and Communications Corporation, as tenant, and The Prudential Insurance Company of America, as landlord, together with all amendments and ancillary agreements thereto (the "Lease"), pertaining to such real property (all such real property, improvements, easements, rights and Seller's interest in the Lease are collectively the "Property").

        1.2 Property Approval Period.

        (a) During the period from the date of this Agreement to the date thirty
(30) days after the date of this Agreement (the "Property Approval Period"), Buyer shall, in good faith and with diligence, at Buyer's expense, review and investigate the physical and environmental condition of the Property, the character, quality and general utility of the Property, the zoning, land use, environmental and building requirements and restrictions applicable to the Property, the state of title to the Property, and the Lease. Buyer shall determine whether or not the Property is acceptable to Buyer within the Property Approval Period. If, during the Property Approval Period, Buyer determines, in Buyer's sole discretion, that the Property is not acceptable, Buyer shall have the right, by giving notice to Seller on or before the last day of the Property Approval Period, to terminate this Agreement. If Buyer exercises the right to terminate this Agreement in accordance with this section 1.2, this Agreement shall terminate as of the date such termination notice is given by Buyer, in which event the Deposit (as hereinafter defined) and all interest thereon shall be returned to Buyer. If Buyer does not exercise the right to terminate this Agreement in accordance with this section 1.2, this Agreement shall continue in full force and effect, and Buyer shall have no further right to terminate this Agreement pursuant to this section 1.2.

        (b) Prior to the date of this Agreement Seller has delivered to Buyer, and Buyer acknowledges receipt of, all of the items listed on Exhibit B attached hereto which Seller is required to deliver. During the Property Approval Period, subject to the rights of Tenant set forth in the Lease, Seller shall provide Buyer and Buyer's representatives with access to the Property pursuant to, and subject to the terms and conditions of, the Access Agreement dated September 3, 1999, among Buyer, Seller and Tenant. Buyer acknowledges that the materials relating to the Property to be furnished by Seller to Buyer contain confidential and proprietary information. Buyer agrees to keep all such information confidential and not to disclose any such information to any third party except to the extent necessary to carry out the responsibilities of Buyer pursuant to this section 1.2 or to obtain financing for the Property. If Buyer exercises the right to terminate this Agreement in accordance with this section 1.2, Buyer shall, within five (5) days after the termination date, return to Seller all materials relating to the Property theretofore furnished by Seller and all copies thereof.

        (c) Buyer shall indemnify and defend Seller against and hold Seller harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees and disbursements, arising from any entry on the Property by Buyer or any of Buyer's representatives. The foregoing indemnification covenant shall survive any termination of this Agreement. Buyer shall, promptly after completion thereof, provide Seller with copies of all studies, tests, reports and other documents or materials relating to the Property that are prepared, conducted or made by, for or on behalf of Buyer.

        (d) Buyer acknowledges receipt of a Preliminary Title Report respecting the Property dated August 26, 1999 (the "Preliminary Report") issued by First American Title Company (the "Title Company"), together with copies of all exception documents referred to therein. Buyer shall have the right to object in writing, delivered to Seller no later than the date fifteen (15) days after the date of this Agreement, to any exception listed in the Preliminary Report (a "Challenged Exception"). Any such exception which Buyer does not so object to shall be a Permitted Exception deemed approved by Buyer. Seller shall have the right, but no obligation, by notice to Buyer delivered within ten (10) days after Buyer's objection notice, to agree to cause any Challenged Exception to be removed from title or insured over by the Title Company. Except as Buyer and Seller may otherwise agreed in writing, by failing to terminate this Agreement in accordance with section 1.2(a), Buyer shall be deemed to have approved any Challenged Exception as to which Seller does not so agree to cause the removal or insurance over, and such Challenged Exceptions shall be Permitted Exceptions. Buyer shall accept title to the Property subject to the following (collectively, the "Permitted Exceptions"): (a) the items listed as exceptions in the Preliminary Report which Buyer approves or is deemed hereunder to have approved,
(b) any matter which would be disclosed by a current ALTA/ACSM survey or a physical inspection of the Property and (c) any other matters created, permitted or approved (or deemed approved) by Buyer. If on or prior to the Closing Date, Buyer discovers the existence of any exception to title which is not a Permitted Exception and which is not disclosed by the Preliminary Report (a "New Exception"), Buyer may, by giving notice to Seller within three (3) business days of such discovery, object to any such New Exception. Buyer shall be deemed to have approved any such New Exception unless Buyer objects to any title exception in accordance with this section 1.2(d). If Buyer makes any such objection, Seller may, by giving notice to Buyer within three (3) business days after receipt of such objection, elect either to remove such New Exception or not to remove such New

Exception. Seller shall be deemed to have elected not to remove any such New Exception unless Seller elects to remove any such New Exception in accordance with this section 1.2. If Seller elects not to remove any New Exception to which Buyer shall have timely objected, Buyer may terminate this Agreement by notice to Seller delivered within two (2) business days after expiration of such three
(3) business day period. Any such New Exception to which Buyer does not object in accordance with this section 1.2 shall be deemed approved and deemed to be a Permitted Exception. Seller agrees, on or before the Closing Date, to do all things required by the Title Company to ensure the removal, or insurance over, of any exception to title relating to any mortgage, deed of trust or other voluntary monetary lien incurred by Seller.

        1.3 Exchange by Seller. If requested by Seller, Buyer shall cooperate with Seller to effect an exchange of the Property that qualifies for nonrecognition treatment in accordance with section 1031 of the Internal Revenue Code of 1986, as amended. Seller shall be responsible for negotiating the terms of the acquisition of exchange property and for preparing and furnishing to Buyer the necessary agreements, escrow instructions and other documents related to the acquisition of exchange property. Buyer shall execute, acknowledge and deliver such agreements, escrow instructions and other documents and take such action as may be required in accordance with such agreements, escrow instructions and other documents to complete the acquisition and conveyance of the exchange property, as directed by Seller. Buyer shall not be required to assume any additional obligation or to incur any additional liability in connection with any acquisition of an exchange property that will survive conveyance of the exchange property to Seller. The exchange shall not delay the Closing Date.

        1.4 Exchange by Buyer. If requested by Buyer, Seller shall cooperate with Buyer to effect a purchase of the Property through an exchange that qualifies for nonrecognition treatment in accordance with section 1031 of the Internal Revenue Code of 1986, as amended. Buyer shall be responsible for negotiating the terms of the disposition of exchange property and for preparing and furnishing to Seller the necessary agreements, escrow instructions and other documents related to the exchange. Seller shall execute, acknowledge and deliver such agreements, escrow instructions and other documents and take such action as may be required in accordance with such agreements, escrow instructions and other documents to complete the acquisition and conveyance of the exchange property, as directed by Buyer. Seller shall not be required to acquire title to any other property, nor to assume any additional obligation or to incur any additional liability in connection with any exchange that will survive conveyance of the Property to Seller. The exchange shall not delay the Closing Date.


                                    ARTICLE 2

                                 Purchase Price

        2.1 Amount and Payment. The total purchase price for the Property shall be thirteen million four hundred thousand dollars ($13,400,000). At the Closing (as hereinafter defined) on the Closing Date (as hereinafter defined), Buyer shall pay the total purchase price for the Property to Seller in cash in immediately available funds.

        2.2 Deposit. Not later than the date five (5) days after the date of this Agreement, Buyer shall deposit the sum of six hundred seventy thousand dollars ($670,000) (the "Deposit") in cash in immediately available funds in escrow with the Title Company. The Deposit shall be held by the Title Company in an interest-bearing account designated in writing by Buyer and approved in writing by Seller. If Seller and Buyer complete the purchase and sale of the Property in accordance with this Agreement, the Deposit and all interest thereon shall be applied to payment of the total purchase price for the Property in accordance with section 2.1 hereof. If the purchase and sale of the Property is not so completed and this Agreement terminates for any reason other than as set forth in section 2.3, then the Deposit and all interest thereon shall be returned to Buyer upon such termination of this Agreement.

        2.3 Liquidated Damages. SELLER AND BUYER AGREE THAT, IF THE PURCHASE AND SALE OF THE PROPERTY IS NOT COMPLETED IN ACCORDANCE WITH THIS AGREEMENT AND THIS AGREEMENT TERMINATES FOR ANY REASON OTHER THAN (A) TERMINATION BY BUYER PURSUANT TO SECTION 1.2(a) OR (B) THE FAILURE OF THE CONDITIONS DESCRIBED IN SECTION 7.2(a), (b) OR (c), THEN THE DEPOSIT AND ALL INTEREST THEREON SHALL BE PAID TO SELLER UPON TERMINATION OF THIS AGREEMENT AND RETAINED BY SELLER AS LIQUIDATED DAMAGES AND AS SELLER'S SOLE REMEDY AT LAW OR IN EQUITY. SELLER AND BUYER AGREE THAT, UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS AGREEMENT, ACTUAL DAMAGES MAY BE DIFFICULT TO ASCERTAIN AND THE DEPOSIT AND ALL INTEREST THEREON IS A REASONABLE ESTIMATE OF THE DAMAGES THAT WILL BE INCURRED BY SELLER IF BUYER FAILS TO PURCHASE THE PROPERTY IN ACCORDANCE WITH THIS AGREEMENT.

SELLER'S INITIALS:[ILLEGIBLE INITIALS]   BUYER'S INITIALS: [ILLEGIBLE INITIALS]
                  ---------------------                      -------------------


                                    ARTICLE 3

                               Completion of Sale

        3.1 Place and Date. The purchase and sale of the Property shall be completed in accordance with Article 8 hereof (the "Closing"). The Closing shall occur through escrow with the Title Company on March 1, 2000 (the "Closing Date"), or at such other place or on such other date as Seller and Buyer agree in writing. Prior to the Closing Date, Seller and Buyer each shall give appropriate written escrow instructions, consistent with this Agreement, to the Title Company for the Closing in accordance with this Agreement.

                                    ARTICLE 4

                               Title and Condition

        4.1 Title to the Property. Seller shall convey to Buyer good and marketable fee title to the Property, by a duly executed and acknowledged Grant Deed (the "Grant Deed") in the form of Exhibit C attached hereto, free and clear of liens, encumbrances, leases, easements, restrictions, rights, covenants and conditions, except the Permitted Exceptions.

        4.2 Acceptance of Title. Buyer's acceptance of the Grant Deed from Seller for the Property at the Closing on the Closing Date and the issuance of a title insurance policy to Buyer by the Title Company on the Closing Date shall conclusively establish that Seller conveyed the Property to Buyer as required by this Agreement and shall discharge in full Seller's obligations under section
4.1 hereof with respect to title to the Property.

        4.3 Condition of the Property. Except for the express representations and warranties of Seller set forth in section 5.1 hereof, Buyer is acquiring the Property "as is," without any covenant, representation or warranty of any kind or nature whatsoever, express or implied, and Buyer is relying solely on Buyer's own investigation of the Property. In accordance with California Health and Safety Code section 25359.7, Seller has delivered to Buyer a copy of the report (the "Environmental Assessment") dated April 12, 1994, prepared by E2C, Inc., Job No. 6260100, containing certain environmental information about the Property. Buyer acknowledges receipt of the Environmental Assessment and confirms that Buyer has read the Environmental Assessment.


                                    ARTICLE 5

                         Representations and Warranties

        5.1 Seller. The representations and warranties of Seller in this section
5.1 and in Seller's Closing Certificate (as hereinafter defined) are a material inducement for Buyer to enter into this Agreement. Buyer would not purchase the Property from Seller without such representations and warranties of Seller. Such representations and warranties shall survive the Closing for only one hundred eighty (180) days after the Closing Date, at which time such representations and warranties shall terminate. Seller represents and warrants to Buyer as of the date of this Agreement as follows:

        (a) Seller is a corporation duly incorporated and organized and validly existing and in good standing under the laws of the State of Maryland. Seller is duly qualified to do business and is in good standing in the State of California. Seller has full corporate power and authority to enter into this Agreement and to perform this Agreement. The execution, delivery and performance of this Agreement by Seller have been duly and validly authorized by all necessary action on the part of Seller and all required consents or approvals have been duly obtained. This Agreement is a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally. There is no agreement to which Seller is a party or, to Seller's actual knowledge, which is binding on Seller, which is in conflict with this Agreement.

        (b) The copy of the Lease delivered by Seller to Buyer is a complete and accurate copy, and there are no amendments thereto other than amendments of which Seller has provided Buyer with a complete and accurate copy. Except as disclosed to Seller in writing, to the current actual knowledge of Seller, Seller is not materially in default in the performance of any material covenant to be performed by the landlord under the Lease and the Tenant under the Lease has no material claims or offsets against Seller pursuant to the Lease.

        (c) Seller is not a "foreign person" as defined in section 1445 of the Internal Revenue Code of 1986, as amended, and the Income Tax Regulations thereunder.

        (d) Except for Cornish & Carey Commercial, Seller has not dealt with any real estate broker or finder in connection with the sale of the Property to Buyer or this Agreement.

        (e) Seller has not (i) made a general assignment for the benefit of creditors; (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by its creditors; (iii) suffered the appointment of a receiver to take possession of all or substantially all of its assets; (iv) suffered the attachment or other judicial seizure of all, or substantially all, of its assets; (v) admitted in writing its inability to pay its debts as they come due; or (vi) made an offer of settlement, extension or composition to its creditors generally.

        (f) Seller has not received any written notice from any governmental authority with respect to, and Seller is not aware of, any eminent domain proceedings for the condemnation of the Property that are threatened or currently pending.

        5.2 Buyer. The representations and warranties of Buyer in this section
5.2 and in Buyer's Closing Certificate (as hereinafter defined) are a material inducement for Seller to enter into this Agreement. Seller would not sell the Property to Buyer without such representations and warranties of Buyer. Such representations and warranties shall survive the Closing for only one hundred eight (180) days after the Closing Date, at which time such representations and warranties shall terminate. Buyer represents and warrants to Seller as of the date of this Agreement as follows:

        (a) Buyer is a corporation duly incorporated and organized and validly existing and in good standing under the laws of the State of California. Buyer has full corporate power and authority to enter into this Agreement and to perform this Agreement. The execution, delivery and performance of this Agreement by Buyer have been duly and validly authorized by all necessary action on the part of Buyer and all required consents or approvals have been duly obtained. This Agreement is a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally. There is no agreement to which Buyer is a party or, to Buyer's actual knowledge, which is binding on Buyer, which is in conflict with this Agreement.

        (b) Except for Cornish & Carey Commercial, Buyer has not dealt with any real estate broker or finder in connection with the purchase of the Property from Seller or this Agreement.

        (c) Buyer has not (i) made a general assignment for the benefit of creditors; (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by its creditors; (iii) suffered the appointment of a receiver to take possession of all or substantially all of its assets; (iv) suffered the attachment or other judicial seizure of all, or substantially all, of its assets; (v) admitted in writing its inability to pay its debts as they come due; or (vi) made an offer of settlement, extension or composition to its creditors generally.


                                    ARTICLE 6

                                    Covenants

        6.1 Seller. Seller covenants and agrees with Buyer as follows:

        (a) Seller shall use reasonable efforts, in good faith and with diligence, to cause all of the representations and warranties made by Seller in section 5.1 hereof to be true and correct on and as of the Closing Date. At the Closing on the Closing Date, Seller shall execute and deliver to Buyer a Seller's Closing Certificate ("Seller's Closing Certificate") in the form of Exhibit D attached hereto, certifying to Buyer that all such representations and warranties are true and correct on and as of the Closing Date, with only such exceptions therein as are necessary to reflect facts or circumstances arising between the date of this Agreement and the Closing Date which would make any such representation or warranty untrue or incorrect on and as of the Closing Date.

        (b) Seller shall indemnify and defend Buyer against and hold Buyer harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees and disbursements, that may be suffered or incurred by Buyer if any representation or warranty made by Seller in section 5.1 hereof or in Seller's Closing Certificate was untrue or incorrect in any respect when made or that may be caused by any breach by Seller of any such representation or warranty.

        (c) Between the date of this Agreement and the Closing Date or earlier termination of this Agreement, Seller shall (i) not enter into any new lease of the Property or any part thereof, and shall give Buyer notice of any amendment of the Lease, (ii) not enter into any service agreements or other third party agreements that will survive the Closing and be binding on Buyer, except for ordinary service agreement on customary terms which shall be terminable on not more than thirty (30) days' notice without penalty; and (iii) maintain or cause to be maintained in effect property and liability insurance on the Property to the extent required to be maintained by Seller in accordance with the Lease.

        (d) Between the date of this Agreement and the Closing Date or earlier termination of this Agreement, Seller shall, at Buyer's sole cost, provide reasonable cooperation to Buyer in connection with Buyer's efforts to obtain governmental, quasi-governmental and third-party approvals, as Buyer may deem appropriate to enable Buyer after the Closing to develop the Property, construct improvements thereon and operate its business from the Property ("Buyer's Development Efforts"); provided that, (i) Seller shall not become liable to any governmental entity or other third party in any respect by reason of Buyer's Development Efforts or Seller's cooperation therewith and Buyer shall indemnify, defend and hold Seller harmless from and against any such liability, (ii) if the Closing does not occur for any reason, Buyer shall, on Seller's request, take all steps necessary to reverse the effects of any of Buyer's Development Efforts, including withdrawing any applications and canceling any permits or approvals, and (iii) Buyer shall, promptly upon demand, reimburse Seller for any costs or expenses incurred by Seller in connection with or relating to Buyer's Development Efforts or Seller's cooperation therewith, including any attorneys' or consultants' fees. Notwithstanding the foregoing, Buyer shall not take any action with respect to the Property or in furtherance of Buyer's Development Efforts if, in Seller's reasonable judgment, such action could reasonably be expected to have a detrimental effect on the value or utility of the Property.

        6.2 Buyer. Buyer covenants and agrees with Seller as follows:

        (a) Buyer shall use reasonable efforts, in good faith and with diligence, to cause all of the representations and warranties made by Buyer in section 5.2 hereof to be true and correct on and as of the Closing Date. At the Closing on the Closing Date, Buyer shall execute and deliver to Seller a Buyer's Closing Certificate ("Buyer's Closing Certificate") in the form of Exhibit E attached hereto, certifying to Seller that all such representations and warranties are true and correct on and as of the Closing Date, with only such exceptions therein as are necessary to reflect facts or circumstances arising between the date of this Agreement and the Closing Date which would make any such representation or warranty untrue or incorrect on and as of the Closing Date.

        (b) Buyer shall indemnify and defend Seller against and hold Seller harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees and disbursements, that may be suffered or incurred by Seller if any representation or warranty made by Buyer in section 5.2 hereof or in Buyer's Closing Certificate was untrue or incorrect in any respect when made or that may be caused by any breach by Buyer of any such representation or warranty.

        (c) Buyer shall be responsible for the payment of any commission, fee or other compensation payable to Cornish & Carey Commercial in connection with this Agreement or the Property, and Buyer shall indemnify, defend and hold Seller harmless from and against any claim or liability for any commission, fee or other compensation payable in connection with this Agreement or the Property unless such claim or liability arises from an express agreement made by Seller.

        6.3 Casualty Damage. If, before the Closing Date, the improvements on the Property 6.3 are damaged by any casualty whether or not insured and the cost to restore such improvements, as reasonably determined by Seller and Buyer, is more than one million dollars ($1,000,000), Buyer shall have the right, by giving notice to Seller within thirty (30) days after Seller gives notice of the occurrence of such casualty to Buyer, to terminate this Agreement, in which event this Agreement shall terminate. If, before the Closing Date, the improvements on the Property are damaged by any casualty and the cost to restore such improvements, as reasonably determined by Seller and Buyer, is one million dollars ($1,000,000) or less, or Buyer has the right to terminate this Agreement pursuant to the preceding sentence but Buyer does not exercise such right, then this Agreement shall remain in full force and effect and, on the Closing Date, any insurance proceeds (or, if not theretofore received, the right to receive such proceeds) payable on account of the damage shall be transferred to Buyer. In no event shall Seller be obligated to provide any credit or price reduction on account of any casualty. Seller shall give notice to Buyer reasonably promptly after the occurrence of any damage to the improvements on the Property by any casualty. If necessary, the Closing Date shall be postponed until Seller has given any notice to Buyer required by this section 6.3 and the period of thirty (30) days described in this section 6.3 has expired, and the restoration cost has been determined by Seller and Buyer. In the event of any casualty damage, Seller shall use commercially reasonable efforts to enforce Tenant's obligations under the Lease respecting repair and restoration.

        6.4 Eminent Domain. If, before the Closing Date, proceedings are commenced for the taking by exercise of the power of eminent domain of all or a material part of the Property which, as reasonably determined by Buyer, would render the Property unsuitable for Buyer's intended use, Buyer shall have the right, by giving notice to Seller within thirty (30) days after Seller gives notice of the commencement of such proceedings to Buyer, to terminate this Agreement, in which event this Agreement shall terminate. If, before the Closing Date, proceedings are commenced for the taking by exercise of the power of eminent domain of less than such a material part of the Property, or if Buyer has the right to terminate this Agreement pursuant to the preceding sentence but Buyer does not exercise such right, then this Agreement shall remain in full force and effect and, on the Closing Date, the condemnation award (or, if not theretofore received, the right to receive such award) payable on account of the taking shall be transferred to Buyer. Seller shall give notice to Buyer reasonably promptly after Seller's receiving notice of the commencement of any proceedings for the taking by exercise of the power of eminent domain of all or any part of the Property. If necessary, the Closing Date shall be postponed until Seller has given any notice to Buyer required by this section 6.4 and the period of thirty (30) days described in this section 6.4 has expired.


                                   ARTICLE 7

                              Conditions Precedent

        7.1 Seller. The obligations of Seller under this Agreement are subject to satisfaction of all of the conditions set forth in this section 7.1. Seller may waive any or all of such conditions in whole or in part but any such waiver shall be effective only if made in writing. After the Closing, any such condition that has not been satisfied shall be treated as having been waived in writing. No such waiver shall constitute a waiver by Seller of any of its rights or remedies if Buyer defaults in the performance of any covenant or agreement to be performed by Buyer under this Agreement or if Buyer breaches any representation or warranty made by Buyer in section 5.2 hereof or in Buyer's Closing Certificate. If any condition set forth in this section 7.1 is not fully satisfied or waived in writing by Seller, this Agreement shall terminate, but without releasing Buyer from liability if Buyer defaults in the performance of any such covenant or agreement to be performed by Buyer or if Buyer breaches any such representation or warranty made by Buyer before such termination.

               (a) On the Closing Date, Buyer shall not be materially in default in the performance of any material covenant to be performed by Buyer under this Agreement.

               (b) On the Closing Date, all representations and warranties made by Buyer in section 5.2 hereof shall be true and correct in all material respects as if made on and as of the Closing Date and Seller shall have received Buyer's Closing Certificate, executed by Buyer, in which Buyer certifies to Seller that all representations and warranties made by Buyer in section 5.2 hereof are true and correct on and as of the Closing Date, without material adverse exceptions.

               (c) On the Closing Date, Tenant and Buyer shall have executed and delivered to Seller a General Release in the form of Exhibit H attached hereto (the "General Release").

        7.2 Buyer. The obligations of Buyer under this Agreement are subject to satisfaction of all of the conditions set forth in this section 7.2. Buyer may waive any or all of such conditions in whole or in part but any such waiver shall be effective only if made in writing. After the Closing, any such condition that has not been satisfied shall be treated as having been waived in writing. No such waiver shall constitute a waiver by Buyer of any of its rights or remedies if Seller defaults in the performance of any covenant or agreement to be performed by Seller under this Agreement or if Seller breaches any representation or warranty made by Seller in section 5.1 hereof or in Seller's Closing Certificate. If any condition set forth in this section 7.2 is not fully satisfied or waived in writing by Buyer, this Agreement shall terminate, but without releasing Seller from liability if Seller defaults in the performance of any such covenant or agreement to be performed by Seller or if Seller breaches any such representation or warranty made by Seller before such termination.

               (a) On the Closing Date, Seller shall not be materially in default in the performance of any material covenant to be performed by Seller under this Agreement.

               (b) On the Closing Date, all representations and warranties made by Seller in section 5.1 hereof shall be true and correct in all material respects as if made on and as of the Closing Date and Buyer shall have received Seller's Closing Certificate, executed by Seller, in which Seller certifies to Buyer that all representations and warranties made by Seller in section 5.1 hereof are true and correct on and as of the Closing Date, without material adverse exceptions.

               (c) On the Closing Date, the Title Company shall be prepared to issue to Buyer a California Land Title Association or ALTA Extended Coverage Policy of title insurance, with liability equal to the total purchase price for the Property, insuring Buyer that fee title to the Property is vested in Buyer subject only to the Permitted Exceptions.

               (d) Tenant shall have agreed in writing to assign its interest in the Lease to Buyer, which assignment shall be consummated and effective immediately upon the Closing.

                                    ARTICLE 8

                                     Closing

        8.1 Procedure. Seller and Buyer shall cause the following to occur at the Closing on the Closing Date:

        (a) The Grant Deed for the Property, duly executed and acknowledged by Seller, shall be recorded in the Official Records of the county in which the Property is located.

        (b) Seller shall date as of the Closing Date, execute and deliver to Buyer (i) Seller's Closing Certificate, (ii) an Assignment of Leases (the "Assignment of Leases") in the form of Exhibit F attached hereto, and (iii) a Certificate of Nonforeign Status in the form of Exhibit G attached hereto.

        (c) Buyer shall date as of the Closing Date, execute and deliver to Seller (i) Buyer's Closing Certificate and (ii) the Assignment of Leases.

        (d) Buyer shall pay to Seller the total purchase price for the Property in cash in immediately available funds in accordance with section 2.1 hereof.

        (e) The Title Company shall issue to Buyer the title insurance policy described in section 7.2(c) hereof.

        (f) Tenant and Buyer shall date as of the Closing Date, execute and deliver to Seller the General Release.

        8.2 Possession. Subject to the Lease, Seller shall transfer possession of the Property to Buyer on the Closing Date. Seller shall, on the Closing Date, deliver to Buyer the Leases and any plans and specifications, permits, certificates, licenses and approvals relating to the Property in the possession of Seller, which shall become the property of Buyer on the Closing Date.

        8.3 Closing Costs. Seller shall pay the County documentary transfer tax in respect of the Grant Deed, the premium for a CLTA title policy described in section 7.2(c) hereof, and the escrow fee charged by the Title Company. Buyer shall pay the premium for the title insurance policy obtained by Buyer to the extent in excess of a standard premium for a CLTA policy, and any charges for endorsements, and the recording fee for the Grant Deed. All other closing costs shall be paid according to the custom in Santa Clara County.

        8.4 Prorations. At the Closing on the Closing Date, the current rent under the Leases, the current installment of real property taxes and assessments levied against the Property, current utilities, and other current operating and maintenance expenses of the Property (net of any payments paid or payable by Tenant for taxes, assessments, utilities and expenses) shall be prorated between Seller and Buyer as of the Closing Date on the basis of a thirty-day month. Any security deposits held by Seller under the Leases on the Closing Date shall be credited to Buyer and charged to Seller at the Closing.

                                    ARTICLE 9

                                     General

        9.1 Notices. All notices and other communications under this Agreement shall be properly given only if made in writing and mailed by certified mail, return receipt requested, postage prepaid, or delivered by hand (including messenger or recognized delivery, courier or air express service) to the party at the address set forth in this section 9.1 or such other address as such party may designate by notice to the other party. Such notices and other communications shall be effective on the date of receipt (evidenced by the certified mail receipt) if mailed or on the date of such hand delivery (or upon refusal to accept such delivery) if hand delivered. If any such notice or other communication is not received or cannot be delivered due to a change in the address of the receiving party of which notice was not previously given to the sending party or due to a refusal to accept by the receiving party, such notice or other communication shall be effective on the date delivery is attempted. Any notice or other communication under this Agreement may be given on behalf of a party by the attorney for such party.

               (a)           The address of Seller is:

                             TriNet Corporate Realty Trust, Inc.
                             One Embarcadero Center, Suite 3300
                             San Francisco, CA 94111
                             Attention:  Mr. James Pierre

                             with a copy to:

                             TriNet Corporate Realty Trust, Inc.
                             One Embarcadero Center, Suite 3300
                             San Francisco, CA 94111
                             Attention:  Geoffrey M. Dugan, Esq.

                             and with a further copy to:

                             Pillsbury Madison & Sutro LLP
                             235 Montgomery Street, 14th Floor
                             San Francisco, CA 94104
                             Attention:  Glenn Q. Snyder, Esq.

               (b)           The address of Buyer is:

                             Network Appliance, Inc.
                             495 East Java Drive
                             Sunnyvale, CA 94089
                             Attention:  Mr. Thom Bryant
                             with a copy to:

                             Brobeck, Phleger & Harrison LLP
                             Spear Street Tower
                             One Market Plaza
                             San Francisco, CA 94105
                             Attention:  Douglas Van Gessel, Esq.

        9.2 Attorneys' Fees. If there is any legal action or proceeding between Seller and Buyer arising from or based on this Agreement, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees shall be included in and as a part of such judgment.

        9.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        9.4 Construction. Seller and Buyer acknowledge that each party and its counsel have reviewed and revised this Agreement and that the rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any document executed and delivered by either party in connection with the transactions contemplated by this Agreement. The captions in this Agreement are for convenience of reference only and shall not be used to interpret this Agreement.

        9.5 Terms Generally. The defined terms in this Agreement shall apply equally to both the singular and the plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "person" includes individuals, corporations, partnerships, trusts, other legal entities, organizations and associations, and any government or governmental agency or authority. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "approval," "consent" and "notice" shall be deemed to be preceded by the word "written."

        9.6 Further Assurances. From and after the date of this Agreement, Seller and Buyer agree to do such things, perform such acts, and make, execute, acknowledge and deliver such documents as may be reasonably necessary or proper and usual to complete the transactions contemplated by this Agreement and to carry out the purpose of this Agreement in accordance with this Agreement.

        9.7 Partial Invalidity. If any provision of this Agreement is determined by a proper court to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement and this Agreement shall remain in full force and effect without such invalid, illegal or unenforceable provision.

        9.8 Waivers. No waiver of any provision of this Agreement or any breach of this Agreement shall be effective unless such waiver is in writing and signed by the waiving party and any such waiver shall not be deemed a waiver of any other provision of this Agreement or any other or subsequent breach of this Agreement.

        9.9 Confidentiality. Except for such disclosure as may be required by law or agreed to by the parties hereto in writing, Seller and Buyer agree that, prior to the Closing, they shall keep in confidence this Agreement and each and every term and provision hereof, including, without limitation, the Purchase Price; provided, however, that Buyer and Seller may disclose this Agreement to their employees, accountants, attorneys and lenders as necessary to fulfill the terms hereof.

        9.10 No Third-Party Beneficiaries. Nothing in this Agreement shall be construed as conferring upon Tenant or any other third party any rights hereunder. Buyer and Seller do not intend that this Agreement have any third-party beneficiaries.

        9.11 Miscellaneous. The Exhibits attached to this Agreement are made a part of this Agreement. Buyer shall not assign or transfer this Agreement, or any interest in or part of this Agreement, without the prior consent of Seller, except that Buyer may assign this Agreement, without Seller's prior written consent, as necessary to facilitate a synthetic lease transaction or an exchange pursuant to section 1031 of the Internal Revenue Code. No such assignment or transfer shall release Buyer from any obligation or liability under this Agreement. Subject to the foregoing, this Agreement shall benefit and bind Seller and Buyer and their respective personal representatives, heirs, successors and assigns. Time is of the essence of this Agreement. This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same Agreement. This Agreement may not be amended or modified except by a written agreement signed by Seller and Buyer. This Agreement constitutes the entire and integrated agreement between Seller and Buyer relating to the purchase and sale of the Property and supersedes all prior agreements, understandings, offers and negotiations, oral or written, with respect to the sale of the Property.

               IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the date first hereinabove written.

SELLER:                                      TRINET ESSENTIAL FACILITIES XII,
                                             INC., a Maryland corporation


                                             By /s/ [SIGNATURE ILLEGIBLE]
                                               ---------------------------------
                                             Its VICE PRESIDENT
                                                --------------------------------


BUYER:                                       NETWORK APPLIANCE, INC., a
                                             California corporation

                                             By /s/ [SIGNATURE ILLEGIBLE]
                                               ---------------------------------
                                             Its CHIEF FINANCIAL OFFICER
                                                --------------------------------

                                LEGAL DESCRIPTION






                                   EXHIBIT A

                            ITEMS DELIVERED BY SELLER


1.      Copies of all recorded exception documents listed in Preliminary Report.

2.      Copy of the Lease, including all amendments and ancillary agreements.

3.      Copies of soils, geologic and environmental reports.*

4.      Plans and specifications and structural reports.*

5.      Copies of certificates of occupancy and governmental permits.*

-------------------

* To the extent in Seller's possession or available to Seller at no material expense.


                                    EXHIBIT B

Recorded at Request of:


------------------------------

When Recorded Mail to:

------------------------------

------------------------------

------------------------------


Mail Tax Statements to:

------------------------------

------------------------------

------------------------------


                                   GRANT DEED


        For valuable consideration, receipt of which is acknowledged, TRINET ESSENTIAL FACILITIES XII, INC., a Maryland corporation, hereby grants to NETWORK APPLIANCE, INC., a California corporation, the real property in the City of Sunnyvale, County of Santa Clara, State of California, described in Exhibit A attached hereto and made a part hereof, subject to the matters described in Exhibit B attached hereto and made a part hereof.

        Dated: ___________, 2000.


                                         TRINET ESSENTIAL FACILITIES XII, INC.,
                                         a Maryland corporation


                                         By
                                           -------------------------------------
                                         Its
                                            ------------------------------------


                                   EXHIBIT C

                                    EXHIBIT A

                                   GRANT DEED


        All of the real property in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:


                                   EXHIBIT C

                                    EXHIBIT B

                                   GRANT DEED

                              Permitted Exceptions




                                   EXHIBIT C

STATE OF CALIFORNIA,                       )
                                           ) ss.
County of ____________________.            )


               On ____________, 2000, before me, ______________________________
__________________________, a Notary Public in and for the State of California, personally appeared ______________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

               WITNESS my hand and official seal.


Signature _________________________         (Seal)



                                   EXHIBIT C

                          SELLER'S CLOSING CERTIFICATE


        For valuable consideration, receipt of which is acknowledged, TRINET ESSENTIAL FACILITIES XII, INC., a Maryland corporation ("Seller"), hereby certifies to NETWORK APPLIANCE, INC., a California corporation ("Buyer"), that all representations and warranties made by Seller in section 5.1 of the Purchase Agreement (the "Purchase Agreement") dated ______________, 1999, between Seller and Buyer are true and correct on and as of the date of this Certificate. This Certificate is executed by Seller and delivered to Buyer pursuant to the Purchase Agreement.

        Dated: ____________, 2000.


                                         TRINET ESSENTIAL FACILITIES XII, INC.,
                                         a Maryland corporation

                                         By
                                           -------------------------------------
                                         Its
                                            ------------------------------------


                                   EXHIBIT D

                           BUYER'S CLOSING CERTIFICATE


        For valuable consideration, receipt of which is acknowledged, NETWORK APPLIANCE, INC., a California corporation ("Buyer"), hereby certifies to TRINET ESSENTIAL FACILITIES XII, INC., a Maryland corporation ("Seller"), that all representations and warranties made by Buyer in section 5.2 of the Purchase Agreement (the "Purchase Agreement") dated _____________, 1999, between Seller and Buyer are true and correct on and as of the date of this Certificate. This Certificate is executed by Buyer and delivered to Seller pursuant to the Purchase Agreement.

        Dated: ____________, 2000.


                                         NETWORK APPLIANCE, INC.,
                                         a California corporation

                                         By
                                           -------------------------------------
                                         Its
                                            ------------------------------------


                                   EXHIBIT E

                              ASSIGNMENT OF LEASES


               THIS ASSIGNMENT, made as of ___________, 2000, by and between TRINET ESSENTIAL FACILITIES XII, INC., a Maryland corporation ("Seller"), and NETWORK APPLIANCE, INC., a California corporation ("Buyer"),


                              W I T N E S S E T H:

               For valuable consideration, receipt of which is acknowledged, Seller and Buyer agree as follows:

               1.  Assignment and Assumption.

               (a) Seller hereby assigns and transfers to Buyer all right, title and interest of Seller in and to the Lease (the "Lease") described in Exhibit A attached hereto and made a part hereof.

               (b) Buyer hereby accepts the foregoing assignment, and assumes and agrees to perform all of the covenants and agreements in the Lease to be performed by the landlord thereunder from and after the date of this Assignment.

               2.  Indemnification.

               (a) Seller shall indemnify and defend Buyer against and hold Buyer harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, that are caused by any failure by Seller to perform the obligations of the landlord under the Lease before the date of this Assignment.

               (b) Buyer shall indemnify and defend Seller against and hold Seller harmless form all claims, demands, liabilities, losses, damages, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, that are caused by any failure by Buyer to perform the obligations of the landlord under the Lease on or after the date of this Assignment.

               3. Further Assurances. Seller and Buyer agree to execute such other documents and perform such other acts as may be reasonably necessary or proper and usual to effect this Assignment.

               4. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of California.


                                   EXHIBIT F

               5. Successors and Assigns. This Assignment shall be binding upon and shall inure to the benefit of Seller and Buyer and their respective personal representatives, heirs, successors and assigns.

               IN WITNESS WHEREOF, Seller and Buyer have executed this Assignment as of the date first hereinabove written.

                                         TRINET ESSENTIAL FACILITIES  XI, INC.,
                                         a Maryland corporation


                                         By
                                           -------------------------------------
                                         Its
                                            ------------------------------------


                                         NETWORK APPLIANCE, INC., a
                                         California corporation


                                         By
                                           -------------------------------------
                                         Its
                                            ------------------------------------

                                    EXHIBIT A

                              ASSIGNMENT OF LEASES


                              Description of Lease



                                  EXHIBIT F

                        CERTIFICATE OF NONFOREIGN STATUS


        Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by TRINET ESSENTIAL FACILITIES XII, INC., a Maryland corporation ("Seller"), the undersigned hereby certifies the following on behalf of Seller:

               1. Seller is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

               2.   Seller's U.S. employer identification number is ___________;
                    and

               3. Seller's office address is One Embarcadero Center, Suite 3300, San Francisco, CA 94111.

               Seller understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

               Under penalties of perjury I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller.

               Dated:  ____________, 2000.


                                         TRINET ESSENTIAL FACILITIES XII, INC.,
                                         a Maryland corporation


                                         By
                                           -------------------------------------
                                         Its
                                            ------------------------------------


                                   EXHIBIT H

                                 GENERAL RELEASE


        THIS GENERAL RELEASE ("Agreement") is made and entered into as of ____________, 2000 by and among LOCKHEED MARTIN CORPORATION, a Maryland corporation ("Lockheed"), NETWORK APPLIANCE, INC., a California corporation ("Network"; Lockheed and Network are referred to herein, collectively, as "Releasors") and TRINET ESSENTIAL FACILITIES XII, INC., a Maryland corporation ("TriNet").

        Recitals

        A. TriNet is the landlord and Lockheed is the tenant under a lease dated May 5, 1978 (as amended, the "Lease") between TriNet's predecessor in title, The Prudential Insurance Company of America, and Lockheed's predecessor-in-title, Ford Aerospace and Communications Corporation, respecting property known as 1260 Crossman Avenue, Sunnyvale, California (the "Property"). Lockheed and Network have entered into an Agreement of Assignment of Lease, dated as of September 3, 1999 (as the same may be amended, modified, supplemented or restated from time to time, the "Assignment Agreement"), pursuant to which Lockheed is assigning the Lease to Network. TriNet has consented to the Assignment Agreement.


        B. As of the date hereof, TriNet is selling the Property to ________, pursuant to a Purchase Agreement dated as of September __, 1999 (the "Purchase Agreement") between TriNet and Network.

        C. Lockheed and Network have each agreed to release TriNet from any claims or liabilities relating to the Lease or the Property, as set forth in detail hereinbelow.

        N o w, T h e r e f o r e, in light of the foregoing recitals and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lockheed and Network agree as follows:

        1. (a) Lockheed and Network each hereby releases and forever discharges TriNet and its constituent owners, and TriNet's and such constituent owners' officers, directors, agents, employees, attorneys, successors and assigns and each of them separately and collectively (hereinafter referred to separately and collectively as the "Releasees") from any and all claims, liens, demands, causes of action, obligations, damages and liabilities, known or unknown, that any Releasor ever had, now has or may hereafter claim to have against any of the Releasees arising directly or indirectly out of, or in any way connected with or based upon, or related in any way to, the Lease or the Property (the foregoing matters from which the Releasees are released are referred to herein as the "Claims"). Notwithstanding the foregoing, Network neither releases nor discharges TriNet from, and the Claims shall not include, any claims, liens, demands, causes of action, obligations, damages and liabilities (i) arising under or in connection with the Purchase Agreement, or (ii) arising from TriNet's willful misconduct.


                                   EXHIBIT H

               (b) The foregoing release extends to unknown claims and each Releasor expressly waives all rights under section 1542 of the Civil Code of California which provides:

                   "A general release does not extend to claims which the
               creditor does not know or suspect to exist in his favor at the timer of executing the release, which if known by him must have materially affected his settlement with the debtor."

               2. In the event of any breach of this Agreement, the party aggrieved shall be entitled to recover from the breaching party, not only the amount of any judgment which may be awarded against said breaching party, but also all such other damages, cost and expenses as may be incurred by said aggrieved party, including court costs and attorneys' fees, in connection therewith.

               3. Each Releasor acknowledges that nothing in this Agreement constitutes an admission or concession by any of the Releasees of any liability of any kind to the Releasors, liability for which is expressly denied by the Releasees.

               4. This Agreement shall bind and shall inure to the benefit of the respective heirs, executors, administrators, successors and assigns of the parties hereto.

               This Agreement is executed as of the date first above written.


                                             LOCKHEED MARTIN CORPORATION
                                             a Maryland corporation



                                             By
                                               ---------------------------------
                                                Its
                                                   -----------------------------


                                             NETWORK APPLIANCE, INC., a
                                             California corporation



                                             By
                                               ---------------------------------
                                                Its
                                                   -----------------------------



                                   EXHIBIT H